SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 11, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                            0-16014                 23-2417713
(State or other                 (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)



               Main at Water Street - Coudersport, PA  16915-1141
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events

On January 12, 1999, Goldman, Sachs & Company exercised an over-allotment option to purchase an additional 600,000 shares of Class A Common Stock from the registrant in connection with the stock offerings of the registrant previously announced by press release and Form 8-K on January 11, 1999. Closing on the additional 600,000 shares is expected to occur on January 14, 1999.


Item 7.  Financial Statements and Exhibits

Exhibit No.          Description

 1.01 Underwriting Agreement dated January 11, 1999 between the Registrant and Goldman, Sachs & Co.(filed herewith).

10.01 Purchase Agreement between the Registrant and Highland Holdings II dated January 11, 1999 (filed herewith).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 1999           ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                  By:   /s/ Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.          Description

 1.01 Underwriting Agreement dated January 11, 1999 between the Registrant and Goldman, Sachs & Co.

10.01 Purchase Agreement between the Registrant and Highland Holdings II dated January 11, 1999.